Exhibit 99.2
NINTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
     This Ninth Amendment To Loan And Security Agreement (this “Amendment”) dated as of September 27, 2007, is entered into by and among Bell Microproducts Inc., a California corporation (“Borrower Agent”), Bell Microproducts — Future Tech, Inc., a California corporation (“Future Tech”), Rorke Data, Inc., a Minnesota corporation (“Rorke”), Bell Microproducts Canada — Tenex Data ULC, a Nova Scotia unlimited liability company (“Tenex”), Total Tec Systems, Inc., a New Jersey corporation (“Total Tec”), Forefront Graphics US Inc., an Ontario corporation (“Forefront” and together with Borrower Agent, Future-Tech, Rorke, Tenex and Total Tec, individually, a “Borrower” and collectively, “Borrowers”), Bell Microproducts Canada Inc., a California corporation (“Bell Micro Canada”), Bell Microproducts Mexico, S.A. de C.V., a Mexican corporation (“Bell Micro Mexico”), Bell Microproducts Mexico Shareholder, LLC, a Florida limited liability company (“Mexico Shareholder”), Wachovia Capital Finance Corporation (Western), formerly known as Congress Financial Corporation (Western), in its capacity as administrative, collateral and syndication agent for the financial institutions from time to time parties to the Loan Agreement (as defined below) as lenders (each individually, a “Lender” and collectively, “Lenders”) (in such capacity, “Administrative Agent”), and Required Lenders (as defined in the Loan Agreement), with reference to the following facts:
RECITALS
     A. Lenders are extending various secured financial accommodations to Borrowers upon the terms of that certain Loan and Security Agreement dated as of May 14, 2001 (as amended, supplemented or modified from time to time, the “Loan Agreement”).
     B. In connection with the Loan Agreement, Borrowers, Bell Micro Canada, Administrative Agent and Lenders entered into that certain Amendment and Consent Letter dated January 26, 2007 as amended by that certain Extension Letter dated May 18, 2007 (the “Consent”).
     C. Borrowers, Required Lenders and Administrative Agent now desire to amend the Loan Agreement and the Consent upon the terms and conditions set forth herein.
AMENDMENT
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, Borrowers, Required Lenders and Administrative Agent hereby agree as follows:
1. Defined Terms. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.
2. Amendments to Loan Agreement.
     (a) The following is hereby added at the end of the definition of “Eurodollar Rate Margin” in Section 1.43 of the Loan Agreement:

“Notwithstanding the foregoing, effective on any date on which Borrower Agent ceases to be both registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934 and listed on NASDAQ, the Eurodollar Rate Margin shall be two percent (2.00%) until the date on which both Borrower Agent becomes so registered and so listed and no Event of Default has occurred and is continuing.”
     (b) The following is hereby added at the end of the definition of “Prime Rate Margin” in Section 1.78 of the Loan Agreement:
“Notwithstanding the foregoing, effective on any date on which Borrower Agent ceases to be both registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934 and listed on NASDAQ, the Prime Rate Margin shall be one-half of one percent (0.50%) until the date on which both Borrower Agent becomes so registered and so listed and no Event of Default has occurred and is continuing.”
     (c) Section 10.1(s) of the Loan Agreement (as added in Section 2 of the Consent) is hereby amended and restated to read in its entirety as follows:
“(s) Borrower Agent is not both registered under Sections 12(b) or 12(g) of the Securities and Exchange Act of 1934 and listed on NASDAQ at any time after March 17, 2008.”
3. Amendment to Consent. Section 3 of the Consent is hereby amended and restated to read in its entirety as follows:
     “3. 2006 Year End Audited Financial Statements. With respect to clause (iii) of Section 9.6(a) of the Loan Agreement, the deadline for furnishing Administrative Agent with the audited consolidated financial statements of Borrower Agent and its Subsidiaries for the fiscal year ended December 31, 2006 (and related documents), is hereby extended to March 17, 2008. This extension shall apply only to such audited consolidated financial statements for the fiscal year then ended, and the deadlines for all other financial statements required in Section 9.6(a) of the Loan Agreement shall remain in full force and effect.”
4. Amendment Fee. Borrowers shall pay Administrative Agent (for the benefit of Lenders based upon their respective Pro Rata Shares) an amendment fee in the amount of $75,000 which shall be due and payable, and fully earned by Lenders, on the date of this Amendment.
5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by Administrative Agent or the satisfaction of the following conditions precedent:
     (a) Counterparts of this Amendment duly executed and delivered by Borrowers, Bell Micro Canada, Bell Micro Mexico, Mexico Shareholder, Administrative Agent and Required Lenders;
     (b) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist;
     (c) The representations and warranties set forth herein and in the Loan Agreement shall be true and correct; and

     (d) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Administrative Agent.
6. Guarantors’ Acknowledgement. Bell Micro Canada, Bell Micro Mexico and Mexico Shareholder each hereby acknowledge and consent to the terms, conditions and provisions of this Amendment and to the transactions contemplated hereby. Bell Micro Canada hereby reaffirms its obligations under its Guarantee, dated as of May 14, 2001, delivered to Lender in connection with the Loan Agreement, and agrees that it is and shall remain responsible for the obligations of Borrowers under the Loan Agreement as amended by this Amendment. Bell Micro Mexico and Mexico Shareholder each hereby reaffirm their obligations under their respective Guarantees, each dated as of October 9, 2003, delivered to Lender in connection with the Second Amendment to Loan and Security Agreement and Waiver, dated as of October 9, 2003, and each agrees that it is and shall remain responsible for the obligations of Borrowers under the Loan Agreement as amended by this Amendment.
7. Representations and Warranties. Each Borrower and Guarantor reaffirms that the representations and warranties made to Lenders and Administrative Agent in the Loan Agreement and other Financing Agreements are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, each Borrower and Guarantor makes the following representations and warranties to Lenders and Administrative Agent, which shall survive the execution of this Amendment.
          (a) The execution, delivery and performance of this Amendment are within each Borrower’s and Guarantor’s powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on any Borrower or Guarantor.
          (b) This Amendment is the legal, valid and binding obligation of each Borrower and Guarantor enforceable against each Borrower and Guarantor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.
          (c) No event has occurred and is continuing, after giving effect to this Amendment, which constitutes an Event of Default under the Loan Agreement or any other of the Financing Agreements, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.
8. Continuing Effect of Financing Agreements. To the extent of any inconsistencies between the terms of this Amendment and the Loan Agreement or the Consent, this Amendment shall govern. In all other respects, the Loan Agreement, the Consent and other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.
9. References. Upon the effectiveness of this Amendment, each reference in any Financing Agreements to “the Agreement”, “hereunder,” “herein,” “hereof,” or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

10. Governing Laws. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of California.
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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

“Borrowers”			“Guarantors”
BELL MICROPRODUCTS INC.			BELL MICROPRODUCTS CANADA INC.
By:	/s/ Jim Illson		By:	/s/ Jim Illson
	Name:	Jim Illson		Name:	Jim Illson
	Title:	COO		Title:	COO

BELL MICROPRODUCTS — FUTURE TECH, INC.			BELL MICROPRODUCTS MEXICO SHAREHOLDER, LLC
By:	/s/ Jim Illson		By:	/s/ Jim Illson
	Name:	Jim Illson		Name:	Jim Illson
	Title:	COO		Title:	COO

RORKE DATA, INC.			BELL MICROPRODUCTS MEXICO, S.A. de C.V.
By:	/s/ Jim Illson		By:	/s/ Jim Illson
	Name:	Jim Illson		Name:	Jim Illson
	Title:	COO		Title:	COO

BELL MICROPRODUCTS CANADA — TENEX DATA ULC
By:	/s/ Jim Illson
	Name:	Jim Illson
	Title:	COO

TOTAL TEC SYSTEMS, INC.
By:	/s/ Jim Illson
	Name:	Jim Illson
	Title:	COO

FOREFRONT GRAPHICS US, INC.
By:	/s/ Jim Illson
	Name:	Jim Illson
	Title:	COO

“Agents and Lenders” WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Administrative Agent and Lender
By:	/s/ Gary Whitaker
	Name:	Gary Whitaker
	Title:	Director

BANK OF AMERICA, N.A., as Lender
By:	/s/ Robert M. Dalton
	Name:	Robert M. Dalton
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender
By:	/s/ J. Danforth
	Name:	J. Danforth
	Title:	V.P.

LASALLE BUSINESS CREDIT, LLC, as Lender
By:	/s/ Elizabeth Mitchell
	Name:	Elizabeth Mitchell
	Title:	A.V.P.